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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 5, 1998
                              DRYPERS CORPORATION
             (Exact name of registrant as specified in its charter)


      DELAWARE                    0-23422                  76-0344044
(State of Incorporation)  (Commission File No.)(IRS Employer Identification No.)

5300 MEMORIAL, SUITE 900
    HOUSTON, TEXAS                                         77007
(Address of principal executive offices)                 (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 869-8693


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ITEM 5.   OTHER EVENTS

     On April 6, 1998, Drypers Corporation ( the "Company") exercised its option to acquire the remaining interest in the parent company of Chansommes do Brasil Ind. e Com. Ltda., the Brazilian contract manufacturer of its diapers. This transaction is subject to approval by the Brazilian government. This acquisition gives the Company a 100% ownership interest in the Brazilian manufacturing facility.

     A copy of the Company's press release dated April 24, 1998, which describes the foregoing is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

     The following document is filed as an exhibit to this report in accordance with Item 601 of Regulation S-K.

     99.1    Press release of Drypers Corporation dated April 24, 1998.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DRYPERS CORPORATION

Dated: May 5, 1998                      By: /s/ Walter V. Klemp
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                                           Walter V. Klemp
                                           Chairman of the Board and
                                           Co-Chief Executive Officer